Exhibit 13.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of POSCO, a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The annual report on Form 20-F for the year ended December 31, 2007 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Lee, Ku-Taek
Lee, Ku-Taek
Chief Executive Officer and
Representative Director

Date: June 24, 2008

/s/ Lee, Dong-Hee
Lee, Dong-Hee
Senior Executive Vice President and
Chief Financial Officer

Date: June 24, 2008
     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to POSCO and will be retained by POSCO and furnished to the Securities and Exchange Commission or its staff upon request.